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                           Prudential Global Genesis
                                   Fund, Inc.
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                          Supplement Dated May 4, 2000
                        Prospectus Dated August 6, 1999
             (as supplemented on March 31, 2000 and April 10, 2000)

   The Board of Directors of Prudential Global Genesis Fund, Inc. (the Fund) has recently approved a proposal to exchange the assets and liabilities of the Fund for shares of Prudential Global Growth Fund, a series of Prudential World Fund, Inc. Class A, Class B, Class C and Class Z shares of the Fund would be exchanged at net asset value for the respective Class A, Class B, Class C and Class Z shares of equivalent value of Prudential Global Growth Fund.

   The transfer is subject to approval by the shareholders of the Fund. A shareholders' meeting is scheduled to occur in July 2000. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Fund's shareholders in June 2000.

   Under the terms of the proposal, shareholders of the Fund would become shareholders of Prudential Global Growth Fund. No sales charges would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of counsel that the transaction will not result in gain or loss to shareholders of the Fund for federal income tax purposes.

   Effective immediately, the Fund will no longer accept orders to purchase or exchange into its shares of any class, except for purchases by certain automatic investment, retirement and savings plans (excluding IRA accounts). Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption rights will remain in effect until the transaction is consummated.

   The investment objective of Prudential Global Growth Fund is to seek long-term growth of capital by investing primarily in a portfolio of equity-related securities of medium-size and large U.S. and foreign (non-U.S.) based) companies. Income is a secondary objective.

MF136C3